COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

a)    Operating lease commitments

        The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and USA. Such leases have remaining terms ranging from one to 116 months and are renewable upon negotiation. Rental expenses were $1,914,551, $2,916,591, and $5,444,078 for the years ended December 31, 2009, 2010 and 2011, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2010 were as follows:

Year Ending December 31:	$
2012	4,136,999
2013	2,817,429
2014	2,510,529
2015	2,313,027
Thereafter	5,103,747

Total	16,881,731

b)    Property, plant and equipment purchase commitments

        As of December 31, 2011, short-term commitments for the purchase of property, plant and equipment were $3,070,161.

c)     Supply purchase commitments

        In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers over the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts. The prices of the supply contracts are generally subject to adjustment to reflect the prevailing market price at the transactions date.

        Total purchases under the long-term agreements were approximately $41,021,608, $78,567,563 and $190,901,780 during the years ended December 31, 2009, 2010 and 2011, respectively.

        The following is a schedule, by year, of future minimum obligation, using market prices as of December 31, 2011, under all supply agreements as of December 31, 2011:

Year Ending December 31:	$
2012	295,967,444
2013	309,420,510
2014	309,420,510
2015	426,013,745

Total	1,340,822,209

d)    Contingencies

Deutsche Solar AG

        In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company is required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010 nor did it meet its purchase commitment in 2011. The Company believed that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,143,853 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of loss of long-term purchase commitments. The Company recorded a loss on firm purchase commitments of $13,822,818, $1,562,002 and $10,610,419 for the years ended December 31, 2009, 2010 and 2011, respectively.

        In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The 12-year supply agreement with Deutsche Solar AG was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862,017 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,408,593 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. The accrued amount of $27,862,017 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro148.6 million (approximately $192.6 million) on the notice. It is reasonably possible that Deutsche Solar may claim additional damage losses in excess of the accrued amount; however, the Company is unable to reliably estimate the range of any additional exposure.

LDK

        In June 2008, the Company entered into two long-term supply purchase agreements with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent notice to LDK and announced termination of these two contracts. In July 2010, the Company filed a request for arbitration against LDK with the Shanghai Branch of the China Economic & Trade Arbitration Commission. In its arbitration request, the Company asked LDK to refund the advance of $9,517,110. The first hearing was held in October 2010, during which the Company and LDK exchanged and reviewed the evidence. In October 2010, LDK counterclaimed against the Company, seeking (1) forfeiture of the $9,517,119 advance, (2) compensation of approximately RMB377,000,000 ($59,832,722) for losses due to the alleged breach of the agreements, (3) a penalty of approximately RMB15,200,000 ($2,412,354) and (4) arbitration expenses up to RMB4,700,000 ($745,925). The second hearing was held on March 9, 2011, during which the parties presented arguments to the arbitration commission. The arbitration commission hosted a settlement discussion between the parties on May 13, 2011, however, there was no settlement reached between two parties. The final judgment will be made in the second half of 2012 as scheduled by the arbitration commission. As of December 31, 2010 and 2011, the Company had provided a full allowance against the advance to LDK of $9,517,110 due to the uncertainty of recovery. The Company believes the allegations are without merit and that the potential for additional loss is remote and, accordingly, has not recorded an additional liability associated with such lawsuit.

Class Action Lawsuits

        The Company received a subpoena from the SEC requesting submission of documents relating to, among other things, certain sales transactions in 2009. The Company cannot predict when the SEC will complete its investigation or what its outcome will be.

        On June 1, 2010, the Company announced that it would postpone the release of its financial results for the first quarter ended March 31, 2010 and its quarterly earnings call pending the outcome of an investigation by the Audit Committee of its Board of Directors that had been launched after the Company received a subpoena from the SEC requesting documents relating to, among other things, certain sales transactions in 2009. Thereafter six class action lawsuits were filed in the United States District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the United States District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that its financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. The Amended Consolidated Complaint similarly alleges generally that its financial disclosures during 2009 and early 2010 were false or misleading and asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder.

        In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that its financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the Canada Business Corporations Act, Part XXIII.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The motion was argued in the Ontario Court on May 10 and 11, 2011, and June 22 and 23, 2011, and was dismissed by an order dated August 29, 2011. The Company's appeal from that Court's dismissal of the jurisdictional challenge to the plaintiff's Ontario Securities Act claim was argued in the Ontario Court of Appeal on February 13, 2012, and was dismissed by an order dated March 30, 2012. The Company will be filing an application for leave to appeal to the Supreme Court of Canada from the Ontario Court of Appeal's order on or before May 29, 2012.

        As of December 31, 2011, the Company believed the allegations are without merit, and that the potential for loss was remote and did not record a liability associated with such lawsuits.

US countervailing and anti-dumping duties

        In October 2011, a trade action was filed by U.S. unit of SolarWorld AG and six other U.S. firms with the U.S. Department of Commerce, or USDOC, and U.S. International Trade Commission, or USITC, alleging that Chinese producers of crystalline silicon photovoltaic, or CSPV, cells and modules of selling their products into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms have asked the U.S. government to impose anti-dumping and countervailing duties on CSPV imports from China. The U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, have been investigating the validity of these claims. The Company was identified as one of a number of Chinese exporters of CSPV modules to the U.S. market. The Company also has affiliate U.S. import operations that import CSPV modules from China.

        On December 2, 2011, the USITC issued its preliminary determination that there is "a reasonable indication" that the complaining industry has been materially injured by reason of imports of CSPV cells and modules from China. The USDOC is conducting an investigation into whether such imports have been dumped or are receiving countervailable subsidies. A USDOC preliminary countervailing duty determination was issued on March 19, 2012 and a subsidy rate for Canadian Solar was preliminarily determined at 3.61% on CSPV cells imported from China on or after December 27, 2011. The USDOC has instructed the United States Customs and Border Protection Agency to require a cash deposit or the posting of a bond equal to the estimated preliminary subsidy rates reflected in the USDOC's preliminary subsidies determination. The USDOC also preliminarily determined that the imposition of orders, if any, would apply to imports of solar cells manufactured in China, even where incorporated into modules in and exported to the United States from a third country, but would not apply to modules made in China from solar cells manufactured in a third country. A USDOC preliminary antidumping determination is currently due May 16, 2012. A final decision on the possible imposition of orders, which as a general matter holds the possibility of establishing rates substantially different from preliminary rates, is not expected until late summer 2012, at the earliest.

        Even though the countervailing duties were determined to retrospectively apply to the Company, the maximum potential liabilities at December 31, 2011 were immaterial and therefore, the Company did not record accruals related to this contingency.